Exhibit 99.2

Herbalife Nutrition Announces Leadership Change

Longtime Herbalife Nutrition Executive Michael O. Johnson Named Chairman of the Board and Interim Chief Executive Officer

LOS ANGELES--(BUSINESS WIRE)--October 31, 2022--The Board of Directors of Herbalife Nutrition (“Board”) announced that Michael O. Johnson, current member of the Board and the former Chairman and CEO of Herbalife Nutrition (“Company”), has been named Chairman and interim Chief Executive Officer, succeeding Dr. John Agwunobi, who is departing the company.

The Company expects to name a new CEO in 2023.

Mr. Johnson brings more than 40 years of experience leading multi-national corporations, including close to two decades of leading Herbalife Nutrition. Known for his deep expertise in building brands, Mr. Johnson has a proven track record in innovation, motivation, and growth.

“Michael’s vision, intellect and passion for Herbalife Nutrition make him uniquely qualified to lead Herbalife at this time,” said Alan LeFevre, lead independent director of Herbalife Nutrition’s Board of Directors. “His past success of growing the business, combined with his relationships with the Company’s independent distributors, experienced management team, employees and investors, will help the Company accelerate growth and unlock additional opportunities.”

“I have been fortunate to be a part of this iconic brand for close to two decades and I am excited for the opportunities ahead. For more than 40 years, Herbalife Nutrition has been transforming people’s lives by providing them with personalized nutrition and an economic opportunity that is the best in the industry. This commitment to improving communities around the globe is needed now more than ever and while we are proud of our past, we are even more excited about our future,” said Mr. Johnson. “We have hard work ahead of us, but our entrepreneurial and successful business model is resilient, our independent distributors are a powerful engine for continued growth and our dedicated employees are motivated and committed.”

Mr. LeFevre continued, “On behalf of all of us at Herbalife Nutrition, we thank Dr. Agwunobi for his service and commitment to the Company over the past seven years and wish him success in his personal and professional endeavors.”

In a separate press release, today the Company also is announcing third quarter 2022 earnings results. That press release can be found at https://ir.herbalife.com/.

About Michael O. Johnson

Michael O. Johnson is an accomplished business leader with extensive experience expanding companies globally and spearheading successful business transformations. He served as CEO of Herbalife Nutrition from 2003 to 2017, Chairman from 2007 to early 2020, and CEO from 2019 to early 2020. During Mr. Johnson’s tenure as CEO of Herbalife Nutrition, the Company quadrupled sales and expanded its operations around the world from 58 to 95 markets. Under Mr. Johnson’s leadership, Herbalife Nutrition’s product portfolio and R&D function significantly increased, including the development and introduction of the Herbalife24 line of sports nutrition products. Additionally, he drove many of the Company’s key marketing initiatives, including the sponsorship of more than 200 athletes and teams around the globe.

As a member of the Board of Directors, his deep understanding of Herbalife Nutrition, independent distributors, and customers is invaluable for the future growth and development of the Company. Mr. Johnson brings decades of experience in corporate leadership and governance, as well as expertise in product innovation and marketing.

Prior to Herbalife Nutrition, Mr. Johnson led multiple departments of Walt Disney as president of those divisions, including Walt Disney International, Walt Disney Asia, and the Worldwide Home Entertainment division of Walt Disney Studios. Before joining Disney, Mr. Johnson gained extensive experience in the publishing industry including a management position at Time Inc. in the early 1980s.

About Herbalife Nutrition Ltd.

Herbalife Nutrition (NYSE: HLF) is a global company that has been changing people’s lives with great nutrition products and a business opportunity for its independent distributors since 1980. The Company offers science-backed products to consumers in 95 markets through entrepreneurial distributors who provide one-on-one coaching and a supportive community that inspires their customers to embrace a healthier, more active lifestyle. Through the Company’s commitment to nourish people, communities and planet, Herbalife Nutrition pledges to achieve 50 million positive impacts – tangible acts of good – by 2030, its 50th anniversary.

For more information, please visit IAmHerbalifeNutrition.com.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Additionally, many of these risks and uncertainties are, and may continue to be, amplified by the COVID-19 pandemic. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include the following:

  the potential impacts of the COVID-19 pandemic and current global economic conditions, including inflation, on us; our Members, customers, and supply chain; and the world economy;
  our ability to attract and retain Members;
  our relationship with, and our ability to influence the actions of, our Members;
  our noncompliance with, or improper action by our employees or Members in violation of, applicable U.S. and foreign laws, rules, and regulations;
  adverse publicity associated with our Company or the direct-selling industry, including our ability to comfort the marketplace and regulators regarding our compliance with applicable laws;
  changing consumer preferences and demands and evolving industry standards, including with respect to climate change, sustainability, and other environmental, social, and governance, or ESG, matters;
  the competitive nature of our business and industry;
  legal and regulatory matters, including regulatory actions concerning, or legal challenges to, our products or network marketing program and product liability claims;
  the Consent Order entered into with the FTC, the effects thereof and any failure to comply therewith;
  risks associated with operating internationally and in China;
  our ability to execute our growth and other strategic initiatives, including implementation of our transformation program and increased penetration of our existing markets;
  any material disruption to our business caused by natural disasters, other catastrophic events, acts of war or terrorism, including the war in Ukraine, cybersecurity incidents, pandemics, and/or other acts by third parties;
  our ability to adequately source ingredients, packaging materials, and other raw materials and manufacture and distribute our products;
  our reliance on our information technology infrastructure;
  noncompliance by us or our Members with any privacy laws, rules, or regulations or any security breach involving the misappropriation, loss, or other unauthorized use or disclosure of confidential information;
  contractual limitations on our ability to expand or change our direct-selling business model;
  the sufficiency of our trademarks and other intellectual property;
  product concentration;
  our reliance upon, or the loss or departure of any member of, our senior management team;
  restrictions imposed by covenants in the agreements governing our indebtedness;
  risks related to our convertible notes;
  changes in, and uncertainties relating to, the application of transfer pricing, income tax, customs duties, value added taxes, and other tax laws, treaties, and regulations, or their interpretation;
  our incorporation under the laws of the Cayman Islands; and
  share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.

We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Contacts

Gary Kishner
Sr. Director, Public Relations
213.745.0456
Garyki@herbalife.com